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                                                                    EXHIBIT 10.1

                            SECOND AMENDMENT TO LEASE


         This Second Amendment to Lease is made this 22nd day of April, 2002, by and between BRIDGEPORT WOODS BUSINESS PARK, LLC an Oregon limited liability company, (hereinafter referred to as "Landlord"), and BIOJECT, INC. an Oregon corporation, (hereinafter referred to as "Tenant").

         WHEREAS, Landlord and Tenant are parties to a lease dated September 10, 1996, as amended by the Amendment to Lease dated November 20, 1997, (hereinafter referred to as "the Lease") for premises consisting of an approximate 21,786 square foot facility located at 7620 SW Bridgeport Road, Durham, Oregon 97224, known as Building 1 of Bridgeport Woods Business Park (hereinafter referred to as "the Premises"), as more fully described in the Lease; and

         WHEREAS, Landlord and Tenant are desirous of extending the term of the Lease and making other modifications to the Lease.

         NOW, THEREFORE, Landlord and Tenant mutually covenant and agree as follows:

1. The term of the Lease is hereby extended for eighteen (18) months beginning October 1, 2002, and terminating March 31, 2004.

2. Monthly base rent shall be adjusted during the extended term to $17,500.00 on October 1, 2002.

3. Except as herein amended, all other terms, conditions, and provisions of the Lease are hereby ratified and affirmed and shall remain in full force and effect. Time is of the essence.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease as of the dates set forth below.

BRIDGEPORT WOODS BUSINESS PARK,                BIOJECT, INC.
LLC, an Oregon limited liability company       an Oregon corporation


By:                                            By:
    --------------------------------              ------------------------------
  Bryce M. Herndon, Managing Member               Michael H.Temple, Exec.
                                                  Vice President

Date:                                          Date:
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